UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report: February 12, 2004

                          SATELLITE ENTERPRISES CORP.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Nevada                       000-26607              88-0390828
----------------------------    ------------------------   ------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)

                        110 Washington Avenue, 4th Floor
                         North Haven, Connecticut 06473
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (203) 672-5912

          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;
ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS;
ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

 On November 26, 2003, Satellite Enterprises Corp. (the "Company") entered into a Stock Purchase Option Agreement dated November 26, 2003 with Media Finance en Suisse Holding GMBH for the purchase of 100% of Satellite Newspapers en Suisse GMBH ("Suisse"). This option agreement allowed the Company to acquire the right to purchase 100% of the shares of common stock of Suisse. On February 15, 2004, the Company exercised the option and acquired 100% of Suisse in consideration for the issuance of 126,000,000 shares of common stock (the "Shares").

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Neils Reijers has resigned as a director and Chief Financial Officer of the Company pursuant to a resignation letter from Mr. Reijers to the Board of Directors of the Company dated November 9, 2004 (the "Resignation Letter"). Mr. Reijers' resignation in said capacities was effective on November 9, 2004.

On November 9, 2004, the Board of Directors appointed Henk Meijer as a director of the Company. There are no understandings or arrangements between Mr. Meijer and any other person pursuant to which Mr. Meijer was selected as a director. Mr. Meijer presently does not serve on any Company committee. Mr. Meijer may be appointed to serve as a member of a committee although there are no current plans to appoint Mr. Meijer to a committee as of the date hereof. Mr. Meijer does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

On November 9, 2004, the Board of Directors appointed Leo P.F. van de Voort as the Chief Financial Officer of the Company. Mr. van de Voort does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, Mr. van de Voort has never entered into a transaction, nor is there any proposed transaction, between Mr. van de Voort and the Company. The employment agreement entered with Mr. van de Voort provides a salary of $5,000 per month for the first three months, which will increase to $7000 per month after this three month period.

Prior to joining our company, since 1999, Mr. Meijer served in various capacities with companies that licensed our technology throughout the world including serving as the general manager of Satellite Newspapers Europe and Satellite Newspapers Asia. From 1992 though 1998, Mr. Meijer served as general manager for Siextrans, a Russian export company. Mr. Meijer studied mathematics and geography at the University of Amsterdam and graduated in 1983.

Prior to joining the Company, Mr. van de Voort, age 46, served as the Chief Financial Officer of Flex Group Nederland from 2001 to 2004. Mr. van de Voort's experience prior to joining Flex Group Nederland includes serving as the Director of Corporate Finance for Kempen & Co. from 1999 to 2001, the manager of mergers and acquisitions for Twynstra from 1996 to 1999, a strategy consultant for A.T. Kearney from 1994 to 1996 and manager of mergers and acquisitions for KPMG Corporation Finance from 1989 through 1994. Mr. van de Voort studied Dutch language and Dutch literature and Dutch law at Erasmus University where he graduated in from 1983 and received his MBA from Rotterdam School of Management in 1989.

The Shares were issued in reliance upon exemptions from registration pursuant to
Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of businesses acquired.

      Consolidated Financial Statements for Satellite Enterprises Corp. and Subsidiaries

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  November 15, 2004                          Satellite Enterprises Corp.
       -------------------                         ----------------------------
                                                   (Registrant)

                                                   /s/ Roy Piceni
                                                   ----------------------------
                                                   Roy Piceni, President & CEO

                           SATELLITE ENTERPRISES CORP.
                        (A Development Stage Enterprise)

                          AUDITED FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

CONTENTS

---------------------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                             Page  F 1

Consolidated Balance Sheet, December 31, 2003                                             F 2

Consolidated Statements of Operations for the Years Ended December 31, 2003 and
   2002 and for the Period January 2, 2002 (Inception) to December 31, 2003               F 3

Consolidated Statement of Stockholders' Equity, December 31, 2003 and 2002                F 4

Consolidated Statements of Cash Flows for the Years Ended December 31, 2003 and
   2002 and for the Period January 2, 2002 (Inception) to December 31, 2003               F 6

Notes to Consolidated Financial Statements, December 31, 2003                             F 8

                              MEYLER & COMPANY, LLC
                          CERTIFIED PUBLIC ACCOUNTANTS
                                  ONE ARIN PARK
                                 1715 HIGHWAY 35
                              MIDDLETOWN, NJ 07748


             Report of Independent Registered Public Accounting Firm


To the Board of Directors
Satellite Enterprises Corp.
New Haven, CT

We have audited the accompanying consolidated balance sheet of Satellite Enterprises Corp. and subsidiaries (a Development Stage Enterprise) as of December 31, 2003 (restated) and the related consolidated statements of operations, stockholders' deficit, and cash flows for each of the two years in the period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003 (restated) and 2002, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2003, in conformity with U.S. generally accepted accounting principles..

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the consolidated financial statements, the Company has incurred cumulative losses of $2,007,354 since inception, and there are existing uncertain conditions the Company faces relative to its ability to obtain capital and operate successfully. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note A. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


                                              /s/ Meyler & Company, LLC


Middletown, NJ
August 27, 2004


                                      F 1

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

                           CONSOLIDATED BALANCE SHEET


                                                                    December 31,
                                                                        2003
                                                                    -----------
                                                                     (Restated)
CURRENT ASSETS
   Cash                                                             $    34,705
   Accounts receivable                                                   35,827
                                                                    -----------
         Total Current Assets                                            70,532
EQUIPMENT, net of accumulated depreciation of $14,285                 1,602,561

INTANGIBLE ASSETS
   Deposits                                                                 236
   Technology rights                                                     15,458
                                                                    -----------
                                                                         15,694
                                                                    $ 1,688,787
                                                                    ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
   Accounts payable                                                 $    33,048
   Accrued expenses                                                      56,525
   Accrued salaries and related expenses                                 54,129
                                                                    -----------
         Total Current Liabilities                                      143,702

LONG-TERM DEBT
   Notes payable to related parties                                   1,186,159
   Loans payable                                                        873,926

STOCKHOLDERS' EQUITY
    Preferred stock, par value $0.001 authorized
     5,000,000 shares, none issued and outstanding
   Common stock authorized 500,000,000
      shares; par value $0.001; issued
      and outstanding 192,316,350 shares
      at December 31, 2003                                              192,316
   Paid-in capital                                                    1,524,202
   Stock subscription receivable                                       (180,000)
   Accumulated deficit                                               (2,007,354)
   Accumulated  comprehensive loss                                      (44,164)
                                                                    -----------
                                                                       (515,000)
                                                                    $ 1,688,787
                                                                    ===========

                 See accompanying notes to financial statements.

                                      F 2

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                          For the Period
                                          Year Ended December 31,         January 2, 2002
                                     -------------------------------      (Inception) to
                                          2003               2002        December 31, 2003
                                     ------------       ------------     -----------------
                                                                            (Unaudited)
NET SALES                            $     82,705                          $     82,705

COSTS AND EXPENSES
   Cost of services                         3,320                                 3,320
   Selling, general and
     administrative                       746,373       $  1,081,389          1,827,762
   Stock-based compen-
     sation                               244,692                               244,692
   Depreciation and
     amortization                          14,285                                14,285
                                     ------------       ------------       ------------
       Total Costs and Expenses         1,008,670          1,081,389          2,090,059
                                     ------------       ------------       ------------

NET LOSS                             $   (925,965)      $ (1,081,389)      $  2,007,354
                                     ============       ============       ============

NET LOSS PER COMMON
   SHARE (BASIC AND DILUTED)         $      (0.02)      $      (1.60)      $      (0.10)
                                                        ============       ============

WEIGHTED AVERAGE
   COMMON SHARES OUTSTANDING           59,797,182            675,000         21,007,568
                                     ============       ============       ============



                 See accompanying notes to financial statements.

                                      F 3

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

   CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT December 31, 2003 and 2002

                                        Common Stock          Additional                                                    Total
                                 ------------------------      Paid In     Subscription   Accumulated   Comprehensive   Stockholders
                                     Shares     Amount         Capital      Receivable      Deficit     Income (Loss)      Equity
                                 ---------------------------------------------------------------------------------------------------
Issuance of shares to
   original stockholders
   for cash                           30,000   $  61,564-                                                              $   61,564
Net loss for the year ended
   December 31, 2002                                                                     $(1,081,389)     $245,134       (836,255)
                                 -----------   ---------     -----------    -----------  -----------     ---------     ----------
Balance December 31, 2002             30,000      61,564                                  (1,081,389)      245,134       (774,691)

Reverse merger (Note 1)
   Exchange of Satellite
     Newspapers en Suisse
    GMBH common stock                (30,000)    (61,564)    $   61,564
Fair value of equipment
   contributed                                                1,131,444                                                 1,131,444
Issuance of common stock
   to satellite Newspapers
   en Suisse GMBH                126,000,000     126,000       (126,000)
Outstanding common stock
   of Satellite Newspapers
   Corp.                          58,992,000      58,992        (49,639)                                                    9,353
Exercise of common stock
   warrant @ $0.06, net of
   commissions                     3,000,000       3,000        177,000      $(180,000)
Issuance of shares under private
   placement @ $0.06, net of
   commissions                     1,324,350       1,324         78,141                                                    79,465
Issuance of shares to invest-
   ment bankers @$0.01
   per share                       3,000,000       3,000          7,000                                                    10,000


                 See accompanying notes to financial statements.

                                      F 4

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

   CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT December 31, 2003 and 2002
                                  (CONTINUED)


                                        Common Stock          Additional                                                    Total
                                 ------------------------      Paid In     Subscription   Accumulated   Comprehensive   Stockholders
                                     Shares     Amount         Capital      Receivable      Deficit     Income (Loss)      Equity
                                 ---------------------------------------------------------------------------------------------------

Stock based compensation                                        244,692                                                   244,692
Net loss for the year ended
   December 31, 2003                                                                        (925,965)     (289,298)    (1,215,263)
                                ------------    --------     ----------      ---------   -----------     ---------     ----------

Balance, December 31,
    2003                        $192,316,350    $192,316     $1,524,202      $(180,000)  $(2,007,354)    $ (44,164)    $ (515,000)
                                ============    ========     ==========      =========   ===========     =========     ==========



                 See accompanying notes to financial statements.

                                      F 5

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                      For the Period
                                                        Year Ended December 31,       January 2, 2002
                                                   ------------------------------     (Inception) to
                                                        2003              2002       December 31, 2003
                                                   ------------      ------------    -----------------
CASH FLOWS FROM OPERATING
   ACTIVITIES
   Net loss                                        $  (925,965)      $(1,081,389)      $(2,007,354)
   Adjustments to reconcile net loss to
     cash flows used in operating activities:
       Stock based compensation                        244,692                             244,692
       Common stock issued for services                 10,000                              10,000
       Depreciation                                     14,285                              14,285
       Accounts receivable                             (26,162)           (9,665)          (35,827)
       Accounts payable                                 29,606                              29,606
       Accrued expenses                                 48,165             8,360            56,525
       Accrued compensation and benefits                54,129                              54,129
                                                   -----------       -----------       -----------
         NET CASH FLOWS USED IN
            OPERATING ACTIVITIES                      (551,250)       (1,082,694)       (1,633,944)
                                                   -----------       -----------       -----------
CASH FLOWS FROM INVESTING
   ACTIVITIES
   Cash paid for property and equipment               (459,103)          (33,881)         (492,984)
   Deposits                                               (236)             (236)
                                                   -----------       -----------       -----------
       NET CASH FLOWS USED IN
         INVESTING ACTIVITIES                         (459,339)          (33,881)         (493,220)
                                                   -----------       -----------       -----------
CASH FLOWS FROM FINANCING
   ACTIVITIES
   Bank overdraft                                        3,442                               3,442
   Advances from notes payable to related
      parties                                          694,238            22,495           716,733
   Change in loans payable                             263,907         1,079,445         1,343,352
   Proceeds from issuance of common stock              118,295            22,734           141,029
                                                   -----------       -----------       -----------
       NET CASH FLOWS FROM
         FINANCING ACTIVITIES                        1,079,882         1,124,674         2,204,556
                                                   -----------       -----------       -----------
EFFECT OF EXCHANGE RATE
   CHANGES ON CASH                                     (42,687)                            (42,687)
                                                   -----------       -----------       -----------
INCREASE IN CASH                                        26,606             8,099            34,705
CASH, BEGINNING OF PERIOD                                8,099
                                                   -----------       -----------       -----------
CASH, END OF PERIOD                                $    34,705       $     8,099       $    34,705
                                                   ===========       ===========       ===========


                 See accompanying notes to financial statements.

                                      F 6

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

                CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)


                                                                                      For the Period
                                                        Year Ended December 31,       January 2, 2002
                                                   ------------------------------     (Inception) to
                                                        2003              2002       December 31, 2003
                                                   ------------      ------------    -----------------
SUPPLEMENTAL CASH FLOW
    INFORMATION
   Increase in Paid-in-capital from
     contribution of property and equip-
     ment$1,131,444                                 $1,131,444        $1,131,444
   Recharacterization of loans payable to
     notes payable to related parties                  469,426                            469,426
   Common stock subscription receivable                180,000                            180,000
   Outstanding common stock of Satellite
     Newspapers Corp. at date of merger                  9,353                              9,353




                 See accompanying notes to financial statements.

                                      F 7

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2003


NOTE A -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           Nature of Business

           Satellite Enterprises Corp., ("Company") through its wholly owned subsidiary Satellite Newspapers en Suisse GMBH ("Suisse"), provides newspaper publishers access to an advanced methodology of distribution for national, international and local newspapers. The Company digitally distributes, prints and sells publishers'
           newspapers through interactive vending units placed in hotels, airports and cruise ships.

           The  Company  merged with Suisse  (formerly  Media  finance en Suisse
           GMBH) under a stock purchase option agreement dated November 26, 2003 which was exercised on February 15, 2004. Suisse has two wholly owned companies in the Netherlands, Satellite Newspapers Content B.V. (incorporated on May 24, 2001) which negotiates agreements with the newspaper publishers and Satellite Newspapers Trading, B.V. (incorporated on May 17, 2001) which markets and sells the vending units known as Kiosks which are used to distribute the digitized newspapers. Neither company had operations for the year ended December 31, 2001.

           On June 20, 2003, in conjunction with a change of control of the Company, the Company entered into a Rights Agreement with Satellite Newspapers Worldwide NV, a corporation organized under the laws of the Netherlands ("Satellite Newspapers"). Under this Agreement, Satellite Newspapers appointed the Company as its irrevocable commercial non-exclusive distributor to promote the sale and/or lease of its newspaper Kiosks and the associated Satellite Newspaper content distribution technology which Satellite Newspapers developed. Satellite Newspapers owns the patents, engineering and technical design for this technology.

           Reverse Merger

           On February 15, 2004, the Company exercised its stock purchase agreement to merge with Suisse and its wholly owned subsidiaries and acquired all of Suisse's outstanding common stock by the issuance of 126,000,000 shares of its $0.001 par value common stock (the "Merger"). In connection with the Merger, Suisse became a wholly owned subsidiary of the Company. Prior to the Merger, Satellite Enterprises Corp. was a non-operating "shell" corporation. Pursuant to Securities and Exchange Commission rules, the Merger of a private operating company into a non-operating public shell corporation with nominal net assets is considered a capital transaction. Accordingly, for accounting purposes, the Merger has been treated as an acquisition of the Company by Suisse and a recapitalization of Suisse. For financial statement presentation, the Merger has been reflected in the financial statements as though it occurred on December 31, 2003. The historical financial statements prior to December 31, 2003 are those of Suisse. Since the Merger is a recapitalization and not a business combination, proforma information is not presented.

           Suisse was previously owned by Media Finance en Suisse Holding GMBH, a company wholly owned by the family of the President and Chief Executive Officer of the Holding Company. As part of the merger, an exclusive 20 year world wide license was granted to the Company to market and distribute digital newspapers. See also Note C Related Party Transactions-License Agreement.


                                      F 8

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2003


NOTE A -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           Going Concern

           As shown in the accompanying financial statements, the Company has incurred cumulative net operating losses of $2,007,354 since inception and is considered a company in the development stage. Management's plans include the raising of capital through the equity markets to fund future operations and the generating of revenue through its business. Failure to raise adequate capital and generate adequate sales revenues could result in the Company having to curtail or cease operations. Additionally, even if the Company does raise sufficient capital to support its operating expenses and generate adequate revenues, there can be no assurance that the revenue will be sufficient to enable it to develop business to a level where it will generate profits and cash flows from operations. These matters raise substantial doubt about the Company's ability to continue as a going concern. However, the accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

           Change of Year End

           In December 2003, the Company elected to change its accounting year end from June 30 to December 31.

           Foreign Currency Translation

           In 2003, the Company considered the Swiss Frank to be its functional currency. Assets and liabilities were translated into US dollars at the period-end exchange rates. Statement of operations amounts were translated using the average rate during the year. Gains and losses resulting from translating foreign currency financial statements were accumulated in other comprehensive loss, a separate component of stockholders' deficit.

           Cash Equivalents

           For purposes of reporting cash flows, cash equivalents include investment instruments purchased with a maturity of three months or less. There were no cash equivalents in 2003.

           Use of Estimates

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           Property and Equipment and Depreciation

           Property and equipment is stated at cost and is depreciated using the straight line method over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When property and


                                      F 9

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2003


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           Property and Equipment and Depreciation (Continued)

           equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations. The Company depreciates the equipment (principally computer related equipment) over 3 years.

           Net Loss Per Common Share

           The Company computes per share amounts in accordance with Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share". SFAS No. 128 requires presentation of basic and diluted EPS. Basic EPS is computed by dividing the income (loss) available to Common Stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of Common Stock and Common Stock equivalents outstanding during the periods.

           Consolidated Financial Statements

           The consolidated financial statements include the Company and its wholly owned subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.

           Comprehensive Income (Loss)

           SFAS No. 130 establishes standards for the reporting and disclosure of comprehensive income and its components which will be presented in association with a company's financial statements. Comprehensive income is defined as the change in a business enterprise's equity during a period arising from transactions, events or circumstances relating to non-owner sources, such as foreign currency translation adjustments and unrealized gains or losses on available-for-sale securities. It includes all changes in equity during a period except those resulting from investments by or distributions to owners. Comprehensive income is accumulated in accumulated other comprehensive income (loss), a separate component of stockholders' equity (deficit.)

           Stock-Based Compensation

           SFAS No. 123, "Accounting for Stock-Based Compensation" prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires employee compensation expense to be recorded (1) using the fair value method or (2) using the intrinsic value method as prescribed by accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB25") and related interpretations with pro forma disclosure of what net income and earnings per share would have been if the Company adopted the fair value method. The Company accounts for employee stock based compensation in accordance with the provisions of APB 25. For non-employee options and warrants, the company uses the fair value method as prescribed in SFAS 123.


                                      F 10

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2003


NOTE  A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           Stock-Based Compensation (Continued)

           In July 2001, the FASB issued SFAS NO. 142, "Goodwill and Other Intangible Assets", which the Company adopted during 2003. SFAS No. 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairment of goodwill.

           In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 changes the accounting for long-lived assets to be held and used by eliminating the requirement to allocate goodwill to long-lived assets to be tested for impairment, by providing a probability weighted cash flow estimation approach to deal with situations in which alternative courses of action to recover the carrying amount of possible future cash flows and by establishing a primary-asset approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for long-lived assets to be held and used. SFAS No. 144 changes the accounting for long-lived assets to be disposed of other than by sale by requiring that the depreciable life of a long-lived asset to be abandoned be revised to reflect a shortened useful life and by requiring the impairment loss to be recognized at the date a long-lived asset is exchanged for a similar productive asset or distributed to owners in a spin-off if the carrying amount of the asset exceeds its fair value. SFAS No 144 changes the accounting for long-lived assets to be disposed of by sale by requiring that discontinued operations no longer be recognized at a net realizable value basis (but at the lower of carrying amount or fair value less costs to sell), by eliminating the recognition of future operating losses of discontinued components before they occur, and by broadening the presentation of discontinued operations in the income statement to include a component of an entity rather than a segment of a business. A component of an entity comprises operations and cash flows that can be clearly distinguished operationally, and for financial reporting purposes, from the rest of the entity.

           Revenue Recognition

           The Company's policy is to recognize revenue at the time a transaction is completed at a local interactive vending unit (Kiosk) located at various sites around the world. To manage this global network, the Company has divided the network into eight distinct regions with the intent to issue each regional distributor rights to market and sell the Company's product. Each distribution agreement requires a defined monthly minimum fee. To the extent that revenues generated within the region exceed the minimum, no minimum fee would be required and the Company, based upon internally generated settlement reports would compensate the distributors.

NOTE  B - LOANS PAYABLE

           During the year ended December 31, 2003, four individuals made unsecured loans to the company aggregating $873,926. The loans mature between July and November 2004. The loans are interest free for the first year and accrue interest at the rate of 6% commencing after the first anniversary date of the loan. Included in the $873,926, is a loan from a relative of the President and Chief Executive Officer of $184,212.


                                      F 11

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2003


NOTE  C -  RELATED PARTY TRANSACTIONS

           Advances and Company Loans Payable

           The President and Chief Executive Officer has advanced the Company and/or assumed individual loans totaling $1,186,159 as of December 31, 2003. These loans are unsecured and bear interest at the rate of 10% per annum. The loans have no stated maturity dates.

           License Agreement

           In connection with the merger of the Company and Suisse, the former parent company of Suisse granted the company a 20 year exclusive world wide license to market and distribute newspapers digitally. The license agreement also provides access to the patents and technology that transmit the newspaper content digitally around the world and the technological knowledge to produce the Kiosks. Media Finance en Suisse Holding GMBH, the former parent of Suisse, is wholly owned and controlled 100% by the family of the President and Chief Executive Officer of the Company. The license agreement provides for a monthly payment of $25,000 per month to Media Finance en Suisse Holding GMBH commencing November 3, 2003 and a royalty of $0.10 for each newspaper sold.

           Distribution Agreement

           The Company has entered into a service agreement with Eurostar facilities, BV ("Eurostar"). Under the terms of the service agreement Eurostar is to provide all international transmissions and communications with the Kiosks and provide administration and support services, including management personnel, to the Company's wholly owned operating entity Suisse. The agreement is for a minimum of 5 years commencing November 3, 2003 and provides for a base monthly payment of $55,000 ($50,000 for transmission service and $5,000 for rent of installed equipment). Additionally, it provides for management personnel, technical staff and administrative staff at separate hourly rates. Since inception, Eurostar has been paid a total of $78,000.

           All of the employees of the Company except the President work for Eurostar and the same personnel who manage and operate Eurostar work for the Company. Eurostar's billing to the Company is based on cost plus a profit mark up. The mark up to Eurostar is estimated to approximate $200,000 per year. The company plans to merge with Eurostar on October 1, 2004.

           See also Note F - Operating Leases and Note G - Employment Contract for further related party disclosures.

NOTE  D -  INCOME TAXES

           The Company has adopted Financial Accounting Statement SFAS No. 109, Accounting for Income Taxes. Under this method, the Company recognizes a deferred tax liability or asset for temporary differences between the tax basis of an asset or liability and the related amount reported on the financial statements. The principal types of differences, which are measured at the current tax rates, are net operating loss carry forwards. At December 31, 2003, these differences resulted in a deferred tax asset of approximately $602,200. SFAS No. 109 requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Since realization is not assured, the Company has recorded a valuation allowance for the entire deferred tax asset, and the accompanying financial statements do


                                      F 12

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2003


NOTE  D -  INCOME TAXES (CONTINUED)

           not reflect any net asset for deferred taxes at December 31, 2003.

           The  Company's  net  operating  loss  carry   forwards   amounted  to
           approximately $2,007,350 at December 31, 2003, which will expire through 2018.

NOTE E -  STOCKHOLDERS' EQUITY

           Private Placement Offering - GCH Capital

           In November 2003, the Company entered into private placement agreements with Hyde Investments, LTD., and Livingston Investments, LTD, British Virgin Islands Corporations, whereby these entities would purchase 15,000,000 shares of the Company's common stock at $0.06 per share net of 10% for commissions with the right to purchase and sell an additional 15,000,000 shares once $1,000,000 has been paid to the Company. The intent of the agreement is for the Company to receive approximately $200,000 per month from the sale of its common stock. Through December 31, 2003, the Company received $79,465 in net proceeds from the sale of 1,324,350 shares of its common stock.

           In connection with the private placement offering, a warrant was issued to GCH Capital, LTD for 3,000,000 shares of the Company's common stock at an exercise price of $0.06 per share. The warrant is fully vested and exercisable as at the date of the agreement, November 26, 2003.

           Consulting Agreement - GCH Capital, LTD

           On December 1, 2003, the Company entered into a consulting agreement with GCH Capital, LTD to provide assistance relating to business acquisition and general business strategies. Under the terms of the agreement, the Company was to issue 5,000,000 shares of the Company's common stock. None of these shares were issued as of December 31, 2003. In March 2004, the 5,000,000 shares were issued. GCH Capital, LTD is also to receive a monthly consulting fee of $10,000 per month for 36 months. The Company has the right to buy back up to 1,000,000 shares of the common stock held in escrow at $0.20 per share. This purchase right shall expire as to 50,000 shares on the first day of each month, beginning January 1, 2004. (See Note I - Subsequent Events)

           GCH Capital, LTD also received an additional warrant for 3,000,000 shares of the company's common stock as part of a consulting agreement dated December 31, 2003. The exercise price of the warrant is $0.06 per share, and is fully vested and exercisable at the date of the agreement.

           Increase in Authorized Shares

           On March 11, 2004, the Directors and Shareholders of Satellite Enterprises Corp. approved an increase in the authorized number of shares of common stock from 200,000,000 to 500,000,000 and declared a 3-for-1 stock split effective in the form of a 200% dividend payable on or about March 31, 2004 to shareholders of record as of March 22, 2004. All share data and per share figures have been adjusted to give effect to the 3-for-1 split.


                                      F 13

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2003


NOTE E -  STOCKHOLDERS' EQUITY (CONTINUED)

           Stock Option Agreement

           On November 26, 2003, the shareholders approved a Stock Purchase Option Agreement with Media Finance en Suisse Holding GMBH, a Swiss Corporation ("Media Finance"). Media Finance is wholly owned by the family of the President and Chief Executive Officer of the Company. This option agreement allowed the Company to acquire the right to obtain 100% of the shares of common stock of Suisse and a 20 year exclusive license agreement to distribute all satellite device content. The exercise of this option agreement gave the Company worldwide rights to market and distribute its products. Under the Option Agreement, Media Finance grants the Company the right and option to acquire from it all of the shares of Suisse (20,000 shares) for the aggregate consideration of 126,000,000 shares of common stock, par value $0.001 per share of the company.

           Stock Options

           On December 1, 2003, the Company granted options to purchase 24,309,000 shares of the company's common stock to consultants with an exercise price of $0.06 per share. These options vested immediately and will expire five years from issuance date. The options issued to consultants had a fair value of $244,692 based upon the Black-Scholes options pricing model. The compensation associated with these options was expensed during the six months ended December 31, 2003.

           Transactions involving options are summarized as follows:

           Balance - July 1, 2003                             0        $0
           Options granted December 1, 2003          24,309,000        $0.066
                                                     ----------        ------

           Balance December 31, 2003                 24,309,000        $0.066
                                                     ==========        ======

           Pro forma information regarding net loss and net loss per share as required by SFAS 123 has been determined as if the Company had accounted for its employee stock options under the fair value method of SFAS 123. The fair value of these options was estimated at the date of grant using the Black-Scholes option-pricing model with weighted-average assumptions for the year ended December 31, 2003 as follows:

           Assumptions

           Risk-free rate                                                  3.46%
           Dividend yield                                                    N/A
           Volatility factor of the expected market price of the
             Company's common stock                                         .10%
           Average
           life
           1 year
           Interest rate                                                   3.46%

           For purposes of pro forma disclosures, the estimated fair value of the options has been expensed in the current period. Accordingly, there is no difference between actual and pro forma results during the six months ended December 31, 2003.


                                      F 14

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2003


NOTE E -  STOCKHOLDERS' EQUITY (CONTINUED)

           Stock Options (Continued)

           The following table summarizes information concerning stock options outstanding at December 31, 2003.

                                                         Remaining
                                Exercise      Number    Contractual     Number
                 Period          Price     Outstanding     Life      Exercisable
           -----------------    --------   -----------  -----------  -----------
           December 31, 2003     $0.20      24,309,000   5 years     24,309,000

           Stock Warrants

           The Company has issued stock warrants to purchase an aggregate of 4,050,000 shares of the Company's common stock at $0.11 through June 2006 as part of a general release and settlement agreement entered into with respect to previously issued convertible debentures. These warrants are fully vested and 100% exercisable.

           Reserved Shares

           At December 31, 2003, the Company reserved 33,359,000 shares of its common stock under existing agreements for private placements, options, warrant agreements and consulting arrangements.

NOTE  F -  OPERATING LEASES

           The company pays Eurostar $12,000 per month for its administrative and technical facility under a long-term lease expiring in August 2006. Minimum annual rentals are as follows:

                         Year ended December 31, 2004          $144,000
                                                 2005           144,000
                                                 2006            96,000

           Rent expense for the years ended December 31, 2003 and 2002 was $144,000 for each year.

NOTE G -  EMPLOYMENT CONTRACT

           The Company has entered into an employment contract with the President and Chief Operating Officer of Suisse. The contract commenced January 1, 2004 and its duration is infinite. The agreement provides for a monthly salary of approximately $10,000 per month plus reasonable travel expenses.

NOTE  H  - COMMITMENTS AND CONTINGENCIES

           The Company has employment contracts with two former employees who resigned from the Company. Each contract involved salaries, stock options and stock warrants commitments. The former employees are asserting claims for salary settlements and Company stock and have brought suit against the Company in fringe benefits and travel expenses. The complaint does not specify any dollar amount. The Company believes the suit is without merit and intends to contest the claim vigorously.


                                      F 15

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2003


NOTE  H  - COMMITMENTS AND CONTINGENCIES (CONTINUED

           On August 27, 2002, before a change in control and the reverse merger discussed in Note A, the Company transferred its former GreenVolt Corp. subsidiaries and its fuel cell technology to its former Chief Executive Officer as part of a general release and settlement agreement. As part of this agreement, the liabilities of GreenVolt Corp. were included. It is possible that creditors of GreenVolt Corp. could look to the Company for payment. The Company and its legal counsel believe that these liabilities remain with GreenVolt Corp. and that the Company has no further obligation. Through December 31, 2003, no creditors of GreenVolt Corp. have contacted the Company for settlement of liabilities of GreenVolt Corp.

           Three Dutch companies in the Netherlands have commenced a legal procedure against Satellite Newspapers Content B.V. claiming an amount due to them of approximately $156,000. The parties have agreed to suspend legal action until June 1, 2005 based upon a settlement reached in February 2004 whereby a shareholder of the Company will surrender a comparable number of Company shares to offset the obligation.

           Legal proceedings have been entered against the Company in the State of Pennsylvania for violation of the Pennsylvania Unsolicited Telecommunication Advertisement Act which will ultimately result in a default judgment of $11,700 against the Company.

NOTE I - SUBSEQUENT EVENTS

           During the first quarter of 2004, GCH Capital, as part of the private placement, sold 6,830,864 shares for $409,443. The shares were sold at $0.06 per share , net of commissions.

           The company issued 5,000,000 shares of its common stock to GCH Capital valued at $0.06 per share or $300,000 in connection with a 3 year consulting agreement relating to investment banking commencing December 1, 2003.

           In May 2004, the Company entered into a private placement arrangement with a group of investment bankers as amended on October 29, 2004 to sell 8,695,653 shares of its common stock at a price of $0.23 per share and the issuance of $500,000 5% convertible debentures due October 31, 2005. The debentures are convertible into common stock at $0.23 per share. Interest is payable at maturity. The Company will receive the proceeds of the convertible debentures upon filing of a registration statement to register the shares sold under the private placement. The net proceeds to the Company is anticipated to be $2,167,140 after $332,860 for underwriting, legal and professional fees. Additionally, $150,000 was paid to GCH Capital as a break-up fee under their investment banking arrangement. Under the terms of the agreement, 20,000,000 shares of the Company's common stock owned by Media Finance en Suisse GMBH was pledged as collateral, 8,695,653 warrants were issued to acquire shares of the Company's common stock at $1.50 per share and the Company has issued an option to each of the investors to purchase an equivalent number of shares within a four month period subsequent to the effective date of the Registration Statement at $0.23 per share. However, for financial statement presentation purposes, the shares were reflected as issued and outstanding.

           Under the terms of the securities Purchase Agreement, the Company is subject to penalties payable in cash or stock for non-compliance with certain terms and conditions of the agreement.

           Payments to Eurostar for the six months ended June 30, 2004 were $975,000.


                                      F 16

                  SATELLITE ENTERPRISES CORP. AND SUBSIDIARIES
                        (A Development Stage Enterprise)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2003


NOTE I - SUBSEQUENT EVENTS (CONTINUED)

           The Company has entered into two operating leases for (1) a corporate home in Switzerland and (2) an automobile for the President. The corporate home lease commenced April 1, 2004 and has an unlimited duration which can be cancelled upon three months written notice in advance. The monthly rent is $1,620 per month. The auto lease is for a period of 48 months commencing March 1, 2004 with a monthly payment of $1,556.

           Minimum annual rentals are as follows:

                                    2004             $30,140
                                    2005              38,112
                                    2006              38,112
                                    2007              38,112
                                    2008              22,552



                                      F 17